UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2015

IMH Financial Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52611	23-1537126
(Commission File Number)	(IRS Employer Identification No.)

7001 N. Scottsdale Rd., Suite # 2050 Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

480-840-8400
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the 2015 Annual Meeting of Stockholders (the "2015 Annual Meeting") of IMH Financial Corporation (the "Company") held on July 21, 2015, the Company’s stockholders, upon the recommendation of the Board of Directors, approved the First Amended and Restated 2010 IMH Financial Corporation Employee Stock Incentive Plan (the "Amended Plan"), which was previously adopted by the Board of Directors, subject to the approval by the shareholders. The Amended Plan increases the number of shares that may be made subject to awards by 1.5 million shares.
A more detailed summary of the Amended Plan can be found in the Company’s Proxy Statement for the 2015 Annual Meeting filed with the Securities and Exchange Commission on June 11, 2015 (the "Proxy Statement"). The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Amended Plan and are qualified by reference to the text of the Amended Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
Matters submitted to stockholders at the 2015 Annual Meeting and the voting results thereof were as follows:

(a)	Election of directors
Votes regarding the election of directors were as follows:

Nominee	For	Abstain
Lawrence D. Bain	13,115,018	1,153,577
Leigh Feuerstein	13,126,987	1,141,608
Dr. Andrew Fishleder	13,130,590	1,138,005
Michael M. Racy	13,129,245	1,139,350

(b)	Ratification of Appointment of Independent Public Accounting Firm

Votes regarding the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 were as follows:

For	Against	Abstain
13,454,569	728,139	85,887

(c)	Advisory Vote on Executive Compensation
Advisory votes on the approval of the Company’s executive compensation were as follows:

For	Against	Abstain
12,397,818	1,664,181	206,596

(d)	Advisory Vote on Frequency of Advisory Vote on Executive Compensation
Advisory votes on the frequency of holding an advisory vote on the Company’s executive compensation were as follows:

1 year	2 year	3 year	Abstain
2,011,648	339,289	11,576,140	341,518

(e)	Vote to Approve First Amended and Restated Employee Stock Incentive Plan
Votes regarding the approval of the Company’s First Amended and Restated Employee Stock Incentive Plan were as follows:

For	Against	Abstain
12,335,689	1,670,869	262,037

(f)	Vote to Approve Non-Employee Director Compensation Plan
Votes regarding approval of the Company’s Non-Employee Director Compensation Plan were as follows:

For	Against	Abstain
12,312,758	1,678,540	277,297

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	First Amended and Restated 2010 IMH Financial Corporation Employee Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement as filed on June 11, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 27, 2015	IMH FINANCIAL CORPORATION

		By:	/s/ Lawrence D. Bain
Lawrence D. Bain
Chief Executive Officer